CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.       The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust -	Legg Mason Partners Institutional Trust -
Western Asset Institutional Money Market Fund	Western Asset Institutional Money Market Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: February 5, 2008	Date: February 5, 2008

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Government Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.       The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust -	Legg Mason Partners Institutional Trust -
Western Asset Institutional Government Money	Western Asset Institutional Government Money
Market Fund	Market Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: February 5, 2008	Date: February 5, 2008

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Municipal Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.       The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust -	Legg Mason Partners Institutional Trust -
Western Asset Institutional Municipal	Western Asset Institutional Municipal
Money Market Fund	Money Market Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: February 5, 2008	Date: February 5, 2008

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.